UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2011

FOX CHASE BANCORP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-54025	35-2379633
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4390 Davisville Road, Hatboro, Pennsylvania 19040
(Address of principal executive offices) (Zip Code)

(215) 682-7400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition.

On April 28, 2011, Fox Chase Bancorp, Inc. (the “Company”), the holding company for Fox Chase Bank, issued a press release announcing its financial results for the quarter ended March 31, 2011.  The Company also announced a quarterly dividend payment of $0.02 per share payable on May 27, 2011 to shareholders of record as of May 13, 2011.  For more information, reference is made to the Company’s press release dated April 28, 2011, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits

Number	Description

99.1                                        Press Release dated April 28, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

FOX CHASE BANCORP, INC.

Date: April 28, 2011	By:	/s/ Roger S. Deacon
Roger S. Deacon
Executive Vice President and Chief Financial Officer